UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 9, 2006
                                                 --------------------

                            Premier Exhibitions, Inc.
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               (Exact name of Registrant as specified in Charter)

           Florida                  000-24452                 20-1424922
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(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)            File Number)            Identification No.)


    3340 Peachtree Road, Suite 2250,
           Atlanta, Georgia                                         30326
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:   (404) 842-2600
                                                   -------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01. Entry into a Material Definitive Agreement.

         On January 9, 2006, Premier Exhibitions, Inc. (the "Company") finalized a $750,000 revolving line of credit (the "Credit Facility") with Bank of America, N.A. ("Bank of America"). The Credit Facility, which is evidenced by a Promissory Note made by the Company in favor of Bank of America, allows the Company to make revolving borrowings of up to $750,000. Interest under the Credit Facility is calculated from the date of each advance by Bank of America to the Company and is determined based upon changes in an index which is the rate of interest publicly announced from time to time by Bank of America as its Prime Rate. Under the Credit Facility, the Company must make interest only payments monthly and the outstanding principal amount plus all accrued but unpaid interest is payable in full at the expiration of the Credit Facility on June 30, 2006. The Credit Facility contains customary representations, warranties and covenants.

         In connection with the Credit Facility, the Company has also granted Bank of America a security interest in all of the Company's property pursuant to a Commercial Security Agreement. In addition, in order to facilitate the Company's establishment of the Credit Facility, Sam Tour (USA), Inc., a secured lender of the Company, has agreed pursuant to a UCC Lien Subordination Agreement that any security interest, lien or right it has or may have with respect to the Company's property is subordinate to the security interest granted by the Company in favor of Bank of America.

         The Company entered into the Credit Facility in order to help finance the expansion of the Company's exhibition business. As of the date of this report, no amounts have been advanced to the Company pursuant to the Credit Facility.

         A copy of each of (i) the Promissory Note evidencing the Credit Facility, (ii) the Commercial Security Agreement and (iii) the UCC Lien Subordination Agreement are attached to this report as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following are attached as exhibits to this Form 8-K:


   Exhibit No.                             Description
-------------------   ----------------------------------------------------------

       99.1 Promissory Note dated December 14, 2005 executed by the Company in favor of Bank of America, N.A.

       99.2         Commercial   Security  Agreement  dated  December  14,  2005
                    between the Company and Bank of America, N.A.

       99.3 UCC Lien Subordination Agreement dated January 9, 2006 between Bank of America, N.A. and Sam Tour (USA), Inc.


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

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Premier Exhibitions, Inc.


Date:  January 12, 2006                By:/s/ Arnie Geller
                                          ----------------------
                                          Arnie Geller
                                          President, Chief Executive Officer and
                                          Chief Financial Officer



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